Regions Morgan Keegan Select Funds

Supplement dated March 17, 2009 to the Prospectus dated April 1, 2008, as supplemented on July 29, 2008, October 15, 2008, October 31, 2008, November 24, 2008, December 12, 2008, January 22, 2009 and January 29, 2009

The following supplements certain information contained in the above-dated Prospectus for Regions Morgan Keegan Select Treasury Money Market Fund (the “Treasury Money Market Fund”), a series of Regions Morgan Keegan Select Funds. It should be retained and read in conjunction with the Prospectus.

Effective March 17, 2009, Class I of the Treasury Money Market Fund is closed to new investments. Accordingly, Class I shares of the Treasury Money Market Fund are being issued only in connection with the reinvestment of dividends and distributions by current Class I shareholders.

Regions Morgan Keegan Select Funds
50 North Front Street
Memphis, TN 38103
800-366-7426

www.rmkfunds.com

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